UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

Artisan Consumer Goods, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54838

(Commission File Number)

26-1240056

 (IRS Employer Identification No.)

999 N Northlake Way Ste 203

Seattle, Washington 98103-3442

(Address of principal executive offices)(Zip Code)

(206) 517-7141

Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ARRT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 28, 2025, the Board of Directors of Artisan Consumer Goods, Inc., a Nevada corporation (the “Company”) resolved to engage the independent registered public accounting firm of Fruci & Associations II, PLLC (“Fruci”), the Company’s new independent registered public accountants, which appointment Fruci has accepted.

As a result of the Securities and Exchange Commission notifying the Company that the Public Company Accounting Oversight Board revoked the registration Yusufali & Associates, LLC (“Yusufali & Associates”), the Company’s previous independent registered public accountant, Fruci will reaudit the Company financial statements and notes for the years ending June 30, 2024 and 2023 and review all subsequent interim periods.

On November 19, 2024, the Company approved the dismissal of its then independent registered public accounting firm, Yusufali & Associates, effective November 11, 2024.

For the fiscal years ending June 30, 2024 and 2023, and during the subsequent interim period through the date of dismissal, the reports of independent registered accounting firm on the Company’s financial statements did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The reports of Yusufali & Associates, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the periods ending June 30, 2024 and 2023, and during the subsequent period through the date of Yusufali & Associates’ dismissal (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Yusufali & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Yusufali & Associates’s satisfaction, would have caused Yusufali & Associates to make reference in connection with Yusufali & Associates’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

None

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISAN CONSUMER GOODS, INC.

Date: February 3, 2025	By:	/s/ Amber Finney
	Name:	Amber Finney
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer, and principal accounting officer)

3